                                                                    EXHIBIT 23.3




                    Consent of Independent Public Accountants




As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 30, 1996 included in West Coast Bancorp's Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this registration statement.




                                                  ARTHUR ANDERSEN LLP

                                                  /s/ Arthur Andersen LLP
                                                  -----------------------



Portland, Oregon
June 6, 1996